UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

UNUM GROUP
(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square
Chattanooga, Tennessee 37402
(Address of principal executive offices) (Zip Code)

(423) 294-1011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	UNM	New York Stock Exchange
6.250% Junior Subordinated Notes due 2058	UNMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Consistent with previously disclosed changes to the executive compensation program, on March 1, 2021, the Human Capital Committee (the “Committee”) of the Board of Directors of Unum Group (the “Company”) awarded 50% of executives’ 2021 long-term incentives in the form of cash incentive units (“CIUs”), which are denominated and settled in cash, in lieu of performance share units. As in previous years, the remaining 50% of 2021 long-term incentives was granted in the form of performance-based restricted stock units, which vest ratably over three years from grant. The long-term incentives were awarded after the Committee confirmed that the 2020 corporate performance requirement previously established by the Committee as a condition to funding them had been met. The Committee determined that the CIUs will be earned based on the achievement of critical shareholder return measures for adjusted book value growth, dividend yield and relative total shareholder return, in each case over the three-year performance period from January 1, 2021 through December 31, 2023. From 0% to 200% of the targeted CIU award value may be earned following completion of the performance period based on the Company’s performance against these metrics. The target CIU values granted to each of the Company’s named executive officers were as follows: Richard P. McKenney - $3,750,000, Steven A. Zabel - $600,000, Michael Q. Simonds - $847,459, Timothy G. Arnold - $328,148, and Lisa Iglesias - $371,250. The foregoing description of the CIUs is not complete and is qualified in its entirety by reference to the full text of the applicable Forms of Cash Incentive Unit Agreement, copies of which for recipients in the U.S. and the U.K. are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Form of Cash Incentive Unit Agreement (for employee in the U.S.).
10.2	Form of Cash Incentive Unit Agreement (for employee in the U.K.).
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)

Date: March 2, 2021	By:	/s/ J. Paul Jullienne
		Name:	J. Paul Jullienne
		Title:	Vice President, Managing Counsel, and
Corporate Secretary